                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                DECEMBER 21, 1998
                                -----------------
                        (Date of earliest event reported)




                          ROYAL HOLDINGS SERVICES LTD.

               (Exact Name of Registrant as Specified in Charter)


           NEVADA                       28460-1997                88-0381259
           ------                       ----------                ----------
(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)

                              Attention: Ajmal Khan
                                c/o Robert Thomas
                        Platinum Securities International
                               22 Old Queen Street
                                 London, SW1H9HW
          (Address of Principal Executive Offices, Including Zip Code)



                                (44) 171-222-5061
                                -----------------
                         (Registrant's telephone number,
                              including area code)

                          ROYAL HOLDINGS SERVICES LTD.

                          ROYAL HOLDINGS SERVICES LTD.

                                    FORM 8-K


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         (a) On July 13, 1999, the purchasers acquired from Intrepid International S.A. (the "Seller") 6,222,527 shares of the 6,859,781 total issued and outstanding shares of capital stock of Royal Holdings Services Limited (the "Company"), which represent approximately 90.71% of the issued and outstanding capital stock of the Company. These shares of the Company's capital stock were acquired for an aggregate purchase price of $150,000 cash which was paid from personal funds of the purchasers. The transaction was consummated pursuant to a Share Purchase Agreement, dated June 11, 1999 (the "Share Purchase Agreement").

         In addition, upon consummation of the Share Purchase Agreement all of the incumbent officers and directors resigned, and Ajmal Khan, Rex Lezard and Satish Modi were elected as members of the Board of Directors, effective as of the closing. Currently, all of the directors are designees of the purchasers. Mr. Khan was subsequently elected as the President and Secretary of the Company. Furthermore, the executive offices of the Company were moved from Dana Point, California to London, England.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On December 21, 1998, the Company filed a Plan of Reorganization and Spin-Off (the "Plan of Reorganization and Spin-off") with the Nevada Secretary of State whereby the Company spun-off its newly-formed, wholly-owned subsidiary, also known as North American Security & Fire, Inc. (the "Subsidiary"), and distributed all of its business and assets to its shareholders by means of the distribution of shares of the Subsidiary to the Company's shareholders pursuant to a Majority Shareholder Action by both the Company and the Subsidiary. The shares of the Subsidiary were distributed, share for share, to the shareholders of the Company (the "Articles/Certificate of Share Exchange By Which American Security & Fire Acquisitions, Inc. Shall Exchange With North American Security & Fire, Inc."), which resulted in the shareholders holding equal amounts of shares in each of the Company and the Subsidiary, independent of the other.

ITEM 5.  OTHER EVENTS.

         On December 21, 1998, pursuant to a Majority Shareholder Action and a Resolution of the Company's Board of Directors, both dated December 21, 1998, the Company filed a Plan of Reorganization and Spin-off with the Nevada Secretary of State whereby the Company would spin-off the Subsidiary and change the name of the Company to North American Security & Fire Acquisitions, Inc.

         On December 22, 1998, under the advice of special securities counsel to the Company, the Board of Directors of the Company passed a resolution whereby the Company deferred the spin-off. Consequently, on the same day, the Company amended the Plan of Reorganization and Spin-off (the "First Amendment to Plan of Reorganization and Spin-off") to delay the closing and extend the effective date of the spin-off to on or before March 31, 1999. Furthermore, on December 22, 1998, the Company actually incorporated its wholly-owned subsidiary, North American Security & Fire, Inc.

         On or about March 10, 1999, the Company effected the closing of the Plan of Reorganization and Spin-off by means of a written agreement pursuant to the Amended Plan of Reorganization and Spin-off. Furthermore, pursuant to a resolution of the Company's Board of Directors dated April 1, 1999, the Company filed a Share Exchange Agreement (the "Certificate of Share Exchange By Which North American Security & Fire Acquisitions, Inc. Shall Exchange With North American Security & Fire, Inc.") and placed the business and assets of the Company into the wholly-owned subsidiary, North American Security & Fire, Inc. Subsequent to the closing of that transaction, North American Security & Fire, Inc. continued its normal business activity of sales, installation, service and monitoring of intrusion detection devices. The Company subsequently pursued other business opportunities by way of acquisition or combination.

         On June 9, 1999, pursuant to a resolution of the Company's Board of Directors, the name of the Company was changed from North American Security & Fire Acquisitions, Inc. to Royal Holdings Securities Ltd.

         On June 11, 1999, pursuant to a Majority Shareholder Action and a Resolution of the Company's Board of Directors, both dated June 11, 1999, the Company approved changing its name from Royal Holdings Securities Ltd. to Royal Holdings Services Ltd., authorized a 1.7 to 1 reverse split of the Company's Common Stock, approved a change of control of the Company, removed the Members of the Company's Board of Directors, and elected new Members of the Board of Directors designated by the purchasers, effective immediately upon closing of the Share Purchase Agreement, dated as of June 18, 1999, between the Company and the Purchasers. Subsequent to the reverse split, the Company had 6,859,781 shares of Common Stock issued and outstanding.

         On June 18, 1999, the Company entered into a Share Purchase Agreement as described in Item 1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   Financial Statements.

         Filed herewithin are the Consolidated Balance Sheets of Royal Holdings Services Ltd. as of June 30, 1999 (unconsolidated) and December 31, 1998, the related Consolidated Statements of Operations, Stockholders' Deficit and Cash Flows for the years ended December 31, 1998 and 1997 and the six months ended June 30, 1999 (unconsolidated), and the related Notes to the Consolidated Financial Statements.

         (c)   Exhibits.

         The Exhibits filed as a part of this report are listed on the Index to Exhibits on page 4 of this report, which index is incorporated in this Item 7(c) by reference.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:   January 19, 2000                   ROYAL HOLDINGS SERVICES LTD.

                                           By: /s/ Ajmal Khan
                                               ---------------------------------
                                               President

                         ROYAL HOLDINGS SERVICES, LTD.

                       CONSOLIDATED FINANCIAL STATEMENTS

                         June 30, 1999 (unconsolidated)

                             and December 31, 1998

                                    CONTENTS




Independent Auditors' Report...................................................3

Balance Sheets.................................................................4

Statements of Operations.......................................................5

Statements of Stockholders' Equity.............................................6

Statements of Cash Flows.......................................................7

Notes to the Financial Statements..............................................8

                    [CROUCH, BIERWOLF & CHISHOLM LETTERHEAD]


                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and Stockholders of Royal Holdings Services, Ltd.

We have audited the accompanying balance sheets of Royal Holdings Services, Ltd. as of June 30, 1999 (unconsolidated) and December 31, 1998 (consolidated) and the related statements of operations, stockholders' equity and cash flows for the six months ended June 30, 1999 and the years ended December 31, 1998 and 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Royal Holdings Services, Ltd. as of June 30, 1999 (unconsolidated) and the financial position of the Company and subsidiaries as of December 31, 1998 (consolidated) and the results of its operations and cash flows for the six months ended June 30, 1999 and for the years ended December 3l, 1998 and 1997 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has minimal assets and no operations and is dependent upon financing to continue operations. These factors raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in the Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ CROUCH, BIERWOLF & CHISHOLM

Salt Lake City, Utah
October 6, 1999

                          ROYAL HOLDINGS SERVICES, LTD.
                                 Balance Sheets

                                     ASSETS
                                                                June 30,        December 31,
                                                                  1999              1998
                                                            ----------------   --------------
                                                            (unconsolidated)   (consolidated)
Current Assets
  Cash                                                         $       --        $    2,733
  Certificate of Deposit                                               --            31,220
  Accounts Receivable (Net of allowance)                               --            29,146
  Inventory                                                            --            11,256
  Notes Receivable - Related Party                                     --            40,000
                                                               ----------        ----------
Total Current Assets                                                   --           114,355
                                                               ----------        ----------
Equipment
  Office Equipment                                                     --            10,394
  Van                                                                  --             8,368
  Less: Accumulated Depreciation                                       --            (4,237)
                                                               ----------        ----------
Total Equipment                                                        --            14,525
                                                               ----------        ----------
Other Assets
  Organization Costs (Net of Amortization)                          5,601             6,400
                                                               ----------        ----------
    Total Assets                                               $    5,601        $  135,280
                                                               ==========        ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
  Accounts Payable                                             $       --        $   31,775
  Accrued Expenses                                                     --             9,728
  Notes Payable                                                        --            46,134
  Notes Payable-Related Party                                          --           115,000
                                                               ----------        ----------

Total Current Liabilities                                              --           202,637
                                                               ----------        ----------
Stockholders' Equity
  Common Stock, authorized
   50,000,000 shares of $.001 par value, issued and
   outstanding 11,661,628 and 11,145,000 shares,
   respectively                                                    11,662            11,145
  Additional Paid in Capital                                      362,501           311,355
  Retained Earnings                                              (368,512)         (229,986)
  Minority Interest                                                    --          (159,821)
   Less: Subscription receivable                                      (50)              (50)
                                                               ----------        ----------

    Total Stockholders' Equity                                      5,601           (67,357)
                                                               ----------        ----------
Total Liabilities and Stockholders' Equity                     $    5,601        $  135,280
                                                               ==========        ==========



    The accompanying notes are an integral part of these financial statements

                          ROYAL HOLDINGS SERVICES, LTD.
                            Statements of Operations


                                         For the
                                        Six Months
                                          Ended                For the Year Ended
                                         June 30,                 December 31,
                                           1999              1998              1997
                                     ----------------  ----------------   --------------
                                     (unconsolidated)   (consolidated)    (consolidated)
Revenues:
  Sales                               $           --    $      139,353    $           --
  Cost of Sales                                   --           (67,221)               --
                                      --------------    --------------    --------------

    Gross Profit                                  --            72,132                --
                                      --------------    --------------    --------------

Expenses:

  General & Administrative                   (52,557)         (460,155)               --
                                      --------------    --------------    --------------


      Total Expenses                         (52,557)         (460,155)               --
                                      --------------    --------------    --------------

Other Income (Expense)

  Loss on Spin-Off                          (181,369)               --                --
  Interest Income                                 --             1,220                --
  Interest Expense                                --            (3,004)               --
                                      --------------    --------------    --------------

      Total Other Income (Expenses)         (181,369)           (1,784)               --
                                      --------------    --------------    --------------


  Minority Interest                           21,548           159,821                --

Net (Loss)                            $     (212,378)   $     (229,986)   $           --
                                      ==============    ==============    ==============

Net Loss Per Share                    $       (0.019)   $       (0.023)   $        (0.00)
                                      ==============    ==============    ==============

Weighted average shares outstanding   $   11,345,000    $   10,096,667    $    8,000,000
                                      ==============    ==============    ==============



    The accompanying notes are an integral part of these financial statements

                          ROYAL HOLDINGS SERVICES, LTD.
                        Statement of Stockholders' Equity


                                                                                       Additional
                                                                                        Paid-in
                                                                                        Capital
                                                               Common Stock           (Discount on      Retained       Minority
                                                           Shares         Amount         Stock)         Earnings       Interest
                                                        ------------   ------------   ------------    ------------   ------------
Balance at inception-
  December 17, 1997                                               --   $         --   $         --   $         --    $         --

Shares issued for organizational costs                     8,000,000          8,000             --             --              --

Net loss December 31, 1997                                        --             --             --             --              --
                                                        ------------   ------------   ------------    ------------   ------------

Balance, December 31, 1997                                 8,000,000          8,000             --             --              --

May 1, 1998 - issued at $.10
  per share for services                                     595,000            595         58,905             --              --

May 1, 1998 - issued at $.10
  per share for cash                                       2,550,000          2,550        252,450             --              --

Net loss December 31, 1998                                        --             --             --       (229,986)       (159,821)
                                                        ------------   ------------   ------------   ------------    ------------

Balance, December 31, 1998                                11,145,000         11,145        311,355       (229,986)       (159,821)

January 22, 1999 - issued at $.10
  per share for services                                     400,000            400         39,600             --              --

March 15, 1999 - issued at $.10
  per share for services                                     116,628            117         11,546             --              --

Spin-off adjustment (Note 5)                                      --             --             --         73,852         159,821

Net loss for the six months
  ended June 30, 1999                                             --             --             --       (212,378)             --
                                                        ------------   ------------   ------------   ------------    ------------

Balance, June 30, 1999
  (unconsolidated)                                        11,661,628   $     11,662   $    362,501   $   (368,512)   $         --
                                                        ============   ============   ============   ============    ============


    The accompanying notes are an integral part of these financial statements

                         ROYAL HOLDINGS SERVICES, LTD.
                             Statement of Cash Flows



                                                                             For the
                                                                            Six Months
                                                                              Ended             For the Years Ended
                                                                             June 30,              December 31,
                                                                               1999            1998            1997
                                                                         ----------------  ------------    ------------
                                                                         (unconsolidated)
Cash Flows from Operating Activities
  Net loss                                                                 $   (212,378)   $   (229,986)   $         --
  Adjustments to reconcile net loss to net cash
    provided by operations
  Depreciation                                                                       --           4,237              --
  Amortization                                                                      799           1,600              --
  Minority Interest                                                             (21,548)       (159,821)             --
  Increase in accounts receivable                                                    --         (29,146)             --
  Increase in inventory                                                              --         (11,256)             --
  Increase in accounts payable and accruals                                          --          41,503              --
  Shares issued for services                                                     51,663          59,500              --
  Bad Debt                                                                      181,369              --              --
                                                                           ------------    ------------    ------------

Net Cash Flows used in Operating Activities                                         (95)       (323,369)             --
                                                                           ------------    ------------    ------------

Cash Flows from Investment Activities:
  Notes receivable-related party                                                     --         (40,000)             --
  Purchase of equipment                                                              --         (18,762)             --
                                                                           ------------    ------------    ------------

Net Cash Flows (used) in Investing Activities                                        --         (58,762)             --
                                                                           ------------    ------------    ------------

Cash Flows from Financing Activities:
Issuance of common stock                                                             --         255,000              --
Subscription receivable                                                              --             (50)             --
Net proceeds (payments) on notes payable                                             --          46,134              --
Net proceeds from notes receivable-related party                                     --         115,000              --
                                                                           ------------    ------------    ------------

Net Cash Flows provided (used) by
 Financing Activities                                                                --         416,084              --
                                                                           ------------    ------------    ------------

Net increase (decrease) in cash                                                     (95)         33,953              --

Cash, beginning of period                                                            95              --              --
                                                                           ------------    ------------    ------------

Cash, end of period                                                        $         --    $     33,953    $         --
                                                                           ============    ============    ============

Supplemental Cash Flow Information
Cash Paid for:
  Interest                                                                 $         --    $      2,092    $         --
  Taxes                                                                    $         --    $         --    $         --


    The accompanying notes are an integral part of these financial statements

                          ROYAL HOLDINGS SERVICES, LTD.
                        Notes to The Financial Statements
       June 30, 1999 (unconsolidated) and December 31, 1998 (consolidated)

NOTE 1 - Summary of Significant Accounting Policies

     a.   Organization

          Royal Holdings Services, Ltd., ("the Company") is a Nevada corporation organized as North American Security & Fire, Inc. on December 17, 1997. On December 21, 1998, the Company's name was changed to North American Security & Fire Acquisitions, Inc. On June 11, 1999, the Company changed its name to Royal Holdings Services, Ltd. The Company and its subsidiary are in the business of sales, installation, service and monitoring of all types of intrusion detection (burglar), fire detection, access control, CCTV utilizing badge imaging and other low-voltage security or home automation systems.

     b.   Consolidation

          The consolidated December 31, 1998 financial statements include the accounts of Royal Holdings Services, Ltd. (formerly North American Security & Fire Acquisition, Inc.) and its wholly owned subsidiary, North American Security & Fire, Inc., which owns 59 percent of American Security & Fire, Inc. a Utah corporation.

     c.   Accounting Method

          The Company recognizes income and expenses on the accrual basis of accounting.

     d.   Earnings (Loss) Per Share

          The computation of earnings per share of common stock is based on the weighted average number of shares outstanding at the date of the financial statements.

     e.   Cash and Cash Equivalents

          The Company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

     f.   Inventory

          Inventory is valued at the lower of cost or market and consists primarily of electronic components.

     g.   Equipment

          Equipment is carried at cost and depreciated over the estimated useful life by the straight-line method.

     h.   Provision for Income Taxes

          No provision for income taxes has been recorded due to interim net operating losses totaling approximately $368,512 at June 30, 1999. Since the Company is in the development stage and this is at interim, no provision for income taxes has been made.

                          ROYAL HOLDINGS SERVICES, LTD.
                        Notes to the Financial Statements
                    June 30, 1999, December 31, 1998 and 1997

NOTE 1 - Summary of Significant Accounting Policies (continued)

     h.   Provision for Income Taxes (continued)

          Deferred tax assets and the valuation account is as follows at June 30, 1999 and December 31, 1998.

                            June 30,    December 31,
                              1999          1998
                           ----------   ------------
     Deferred tax asset:
       NOL carryforward    $  125,294    $  132,534
     Valuation allowance     (125,294)     (132,534)
                           ----------    ----------
     Total                 $       --    $       --
                           ==========    ==========

     i.   Organization Costs

          During 1997, $8,000 of organization costs were paid by shareholders of the Company. The shareholders were reimbursed by the Company through the issuance of 8,000,000 shares of common stock valued at $8,000. These costs are being amortized over a sixty month period on a straight line basis. These costs will be recovered only if the Company is able to generate taxable income.

NOTE 2 - Going Concern

          The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company is dependent upon raising capital to continue operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. It is management's plan to spin off its fire & security operations and find an operating company to merge with.

NOTE 3 - Common Stock

          During 1998, 30,000 shares of common stock were issued for services. Subsequently, these shares were returned to the Company and retired. The financial statements have been retroactively restated.

          The May 1, 1998 issuance of 2,550,000 shares of common stock were issued with one warrant per share valid for the purchase of one share of common stock at an exercise price of $.50. The warrants are exercisable at any time up to eighteen months after the date of the offering and they may be called at any time, with 30 days notice by the Company at a price of $.001.

NOTE 4 - Subscriptions Receivable

     As of June 30, 1999, $254,950 has been received for issuance of 2,550,000 shares of common stock, leaving a subscription receivable of $50.

NOTE 5 - Related Party Transactions

     During 1999 and 1998, $10,000 and $123,000, respectively, was paid in consulting fees to shareholders and officers of the Company. Also during 1999 and 1998, $950 and $115,000, respectively, was received from related companies and is considered a current liability with no provision for interest. During 1998, $40,000 was loaned to a related company and is considered a current asset with no provision for interest. These receivables and payables were transferred in the subsidiary spin-off and no asset or liability exists at June 30, 1999.

                          ROYAL HOLDINGS SERVICES, LTD.
                        Notes to the Financial Statements
                    June 30, 1999, December 31, 1998 and 1997


NOTE 6 - Spin Off Subsidiary

     In March 1999, Royal Holdings Services, Ltd. (formerly North American Security & Fire Acquisitions, Inc.) (the parent) and North American Security & Fire, Inc. (the subsidiary) were reorganized, such that the subsidiary acquired all the assets and business of the parent, and subsequently spun-off and distributed ownership of its subsidiary to the parent shareholders, share for share. The June 30, 1999 unconsolidated financial statements include only the activity of the parent subsequent to the spin off.

                                INDEX TO EXHIBITS
                                -----------------

2.1 First Amendment to the NASFA Share Purchase Agreement Among Gampadona Limited, Odadale Portfolio, Inc., Boshof Holding, Inc., Sebira Financial, Inc., Cumbrian Trading, Ltd., Rex Lezard, Joel Dumarsq, Ajmal Khan, Jim Beadle, Kristof Kossuth, John Devries, Kurt Dalmata, G. Brian Longpre, North American Security & Fire Acquisitions, Inc., and Intrepid International S.A., dated June 29, 1999.

2.2 Share Purchase Agreement among Gampadona Limited, Odadale Portfolio, Inc., Boshof Holding, Inc., Sebira Financial, Inc., Cumbrian Trading Limited, Rex Lezard, Joel Dumaresq, Ajmal Khan, Jim Beadle, Kristof Kossuth, John Devries, Kurt Dalmata, G. Brian Longpre, North American Security & Fire Acquisitions, Inc., and Intrepid International, S.A., dated June 11, 1999.

2.3 Articles/Certificate of Share Exchange By Which North American Security & Fire Acquisitions, Inc. Shall Exchange With North American Security & Fire, Inc., dated April 1, 1999.

2.4 First Amendment To Plan Of Reorganization and Spin-Off By Which North American Security & Fire, Inc. Shall Spin-Off North American Security & Fire, Inc., dated December 22, 1998.

2.5 Plan of Reorganization and Spin-Off By Which North American Security & Fire, Inc. Shall Spin-Off North American Security & Fire, Inc., dated December 21, 1998.

99.1 North American Security & Fire Acquisitions, Inc. Majority Shareholder Action, dated June 11, 1999.

99.2 North American Security & Fire Acquisitions, Inc. Minutes of the Board of Directors Meeting, dated June 11, 1999.

99.3 Amendment to Articles of Incorporation Of North American Security & Fire Acquisitions, Inc., dated December 21, 1998, and filed June 9, 1999.

99.4 North American Security & Fire Acquisitions, Inc. Minutes of the Board of Directors Meeting, dated April 1, 1999.

99.5 North American Security & Fire, Inc. Minutes of the Board of Directors Meeting, dated December 22, 1998.

99.6 Amendment To Articles Of Incorporation Of North American Security & Fire, Inc., dated December 21, 1998.

99.7 Consent To Use Of Similar Name By North American Security & Fire Acquisitions, Inc. For North American Security & Fire, Inc., dated December 21, 1998.

99.8 Articles Of Incorporation Of North American Security & Fire, Inc., dated December 21, 1998.

99.9 North American Security & Fire, Inc., Minutes of the Board of Directors Meeting, dated December 21, 1998.

99.10 North American Security & Fire, Inc. Minutes of Meeting Of Shareholders and Certification And Tally of Voting of shares at the Meeting Of Shareholders, dated December 21, 1998.


                                      - 6 -